UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2018

Independent Bank Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400

McKinney, TX 75069-3257

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (972) 562-9004

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Entry Into Agreement and Plan of Reorganization with Guaranty Bancorp

On May 22, 2018, Independent Bank Group, Inc. (“Independent”) entered into an Agreement and Plan of Reorganization (the “Agreement”) with Guaranty Bancorp, a Delaware corporation (“Guaranty”), pursuant to which Guaranty would merge with and into Independent and Independent would continue as the surviving entity (the “Merger”), subject to the terms and conditions set forth therein. Subsequent to the Merger, Independent would merge Guaranty Bank and Trust Company, a Colorado state bank and wholly owned subsidiary of Guaranty, with and into Independent Bank, a Texas state banking association and wholly owned subsidiary of Independent, with Independent Bank continuing as the surviving bank.

Under the terms of the Agreement, shareholders of Guaranty will receive 0.45 shares of Independent common stock for each share of Guaranty common stock. The aggregate consideration is valued at approximately $1.0 billion, or approximately $35.37 per Guaranty share, based on the closing price of Independent’s common stock of $78.60 on May 21, 2018. In addition, the Agreement provides that Paul W. Taylor, President and Chief Executive Officer of Guaranty, and Edward B. Cordes, Chairman of the Board of Guaranty, will be added to the Independent Board upon consummation of the Merger.

The Merger is currently expected to be consummated during the fourth quarter of 2018. Completion of the Merger is subject to customary conditions, including (i) the effectiveness of Independent’s Registration Statement on Form S-4 registering the Independent shares to be issued in connection with the Merger, which registration statement will be filed with the Securities and Exchange Commission (“SEC”), (ii) the receipt of bank regulatory approvals, (iii) approval of Independent’s shareholders and Guaranty’s stockholders, and (iv) the satisfaction of other customary closing conditions. The Merger has been approved by the Boards of Directors of Independent and Guaranty.

The foregoing summary of the terms of the Agreement is not complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 22, 2018, Independent posted on the Investor Relations page of its website a slide presentation related to the proposed Merger with Guaranty. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Independent and Guaranty issued a joint press release on May 22, 2018, to announce the proposed Merger, a copy of which press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

In accordance with the General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, which is furnished herewith pursuant to and relate to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto shall not be incorporated by reference into any filing or other document filed by Independent with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Special Note Regarding the Agreement

The Agreement contains customary representations, warranties, covenants and other terms, provisions and conditions that Independent and Guaranty made to each other as of specific dates. The assertions embodied in those terms, provisions and conditions were made solely for purposes of the Agreement, and may be subject to important qualifications and limitations agreed to by the parties to the Agreement in connection with negotiating the terms contained in the Agreement. Moreover, the parties to the Agreement may be subject to a contractual standard of materiality in the Agreement that may be different from what may be viewed as material to shareholders of Independent or Guaranty or may have been used by the parties for the purpose of allocating risk between Independent, together with its direct and indirect subsidiaries, and Guaranty, together with its direct and indirect subsidiaries, rather than for the purpose of establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Independent or Guaranty at the time they were made or otherwise.

Forward Looking Statements

Certain statements contained in this filing and related presentations that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include information about Independent Bank Group’s and Guaranty Bancorp’s possible or assumed future economic performance or future results of operations, including Independent Bank Group’s or Guaranty Bancorp’s future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows, and Independent Bank Group’s and Guaranty Bancorp’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Independent Bank Group’s and Guaranty Bancorp’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Independent Bank Group’s and Guaranty Bancorp’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Independent Bank Group’s and Guaranty Bancorp’s operations, results of operations, financial condition, and future economic performance, statements about the benefits of the proposed transaction, and the statements of the assumptions underlying any such statement. Such statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim”, “anticipate”, “estimate”, “expect”, “goal”, “guidance”, “intend”, “is anticipated”, “is expected”, “is intended”, “objective”, “plan”, “projected”, “projection”, “will affect”, “will be”, “will continue”, “will decrease”, “will grow”, “will impact”, “will increase”, “will incur”, “will reduce”, “will remain”, “will result”, “would be”, variations of such words or phrases (including where the word “could”, “may”, or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. The forward-looking statements that Independent Bank Group and Guaranty Bancorp make are based on our current expectations and assumptions regarding Independent Bank Group’s and Guaranty Bancorp’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Independent Bank Group’s or Guaranty Bancorp’s future financial results and performance and could cause those results or performance to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Independent Bank Group and Guaranty Bancorp, the outcome of any legal proceedings that may be instituted against Independent Bank Group or Guaranty Bancorp, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Independent Bank Group and Guaranty Bancorp do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, Independent Bank Group’s ability to complete the acquisition and integration of Guaranty Bancorp successfully, and the dilution caused by Independent Bank Group’s issuance of additional shares of its common stock in connection with the transaction. Each of Independent Bank Group and Guaranty Bancorp disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information on Independent Bank Group, Guaranty Bancorp, and factors which could affect the forward-looking statements contained herein can be found in Independent Bank Group’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2018 and its other filings with the SEC, and in Guaranty Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its Quarterly Report on Form 10-Q for the three-month period ended March 31, 2018 and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed acquisition of Guaranty Bancorp, Independent Bank Group will file with the SEC a registration statement on Form S-4 to register the shares of Independent Bank Group’s common stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of Independent Bank Group and Guaranty Bancorp seeking their approval of the proposed transaction.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT INDEPENDENT BANK GROUP, GUARANTY BANCORP, AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from Independent Bank Group at its website, www.ibtx.com, or from Guaranty Bancorp at its website, www.gbnk.com. Documents filed with the SEC by Independent Bank Group will be available free of charge by directing a request by telephone or mail to Independent Bank Group, Inc., 1600 Redbud Blvd., Suite 400, McKinney, Texas 75069, 972-562-9004, and documents filed with the SEC by Guaranty Bancorp will be available free of charge by directing a request by telephone or mail to Guaranty Bancorp, 1331 Seventeenth St., Suite 200, Denver, Colorado 80202, attention: Investor Relations, or 303-293-5563.

Participants in the Solicitation

Independent Bank Group, Guaranty Bancorp and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Independent Bank Group and Guaranty Bancorp in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Independent Bank Group, and its directors and executive officers, may be found in the definitive proxy statement of Independent Bank Group relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 26, 2018, and other documents filed by Independent Bank Group with the SEC. Additional information about Guaranty Bancorp, and its directors and executive officers, may be found in the definitive proxy statement of Guaranty Bancorp relating to its 2018 Annual Meeting of Stockholders filed with the SEC on March 23, 2018, and other documents filed by Guaranty Bancorp with the SEC. These documents can be obtained free of charge from the sources described above.

2

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following are exhibits to this Current Report on Form 8-K.

Exhibit No.	Description

2.1*+	Agreement and Plan of Reorganization by and between Independent Bank Group, Inc. and Guaranty Bancorp, dated May 22, 2018.

99.1**	Independent Bank Group, Inc. Presentation dated May 22, 2018.

99.2**	Press Release announcing the proposed acquisition of Guaranty Bancorp issued by Independent Bank Group, Inc. and Guaranty Bancorp, dated May 22, 2018.

*	Filed herewith.
**	Furnished to the SEC herewith as exhibits relating to information furnished to the Commission under Item 7.01 of Form 8-K.
+	Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Independent agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2018.

INDEPENDENT BANK GROUP, INC.

	By:	/s/ David R. Brooks
	Name:	David R. Brooks
	Title:	Chairman, Chief Executive Officer and President

4